SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): March 31, 1998
                          --------------


                            INMARK ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                                        06-1340408
  ------------------------                           ---------------
 (State or other jurisdic-                          (I.R.S. Employer
  tion of incorporation or                         Identification No.)
  organization)



                                   0-20394
                             ----------------------
                            (Commission File Number)


  One Plaza Road, Greenvale, New York                     11548
  --------------------------------------                 --------
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (516) 625-3500
                                                   --------------

     Item 7(b) of the Current Report on Form 8-K, dated March 31, 1998, of Inmark Enterprises, Inc. is hereby amended and restated in its entirety as follows:

                  (b) Pro Forma Financial Information.

     A pro forma combined income statement relating to the Acquisition is filed as part of this report.

Inmark Enterprises, Inc. acquired the assets and assumed certain liabilities of Optimum Group, Inc. on March 31, 1998. The following pro forma combined statement of income reflects the operations of Inmark Enterprises, Inc. for the fiscal year ending March 31, 1998 and Optimum Group, Inc. for the year ending December 31, 1997 as if the acquisition of Optimum Group had occurred at the beginning of the period presented. The pro forma results are not necessarily indicative of the what the results of operations of the company would have been had the transaction occurred on the date indicated.



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


                                                                  Pro Forma Combined Income Statement

                                            Inmark                   Optimum                Pro Forma               Combined
                                       Enterprises, Inc.           Group, Inc.             Adjustments

                                        March 31, 1998          December 31, 1997

Sales                               $          25,965,780               10,507,763                                      36,473,543
Direct expenses                                17,562,417                6,896,884                                      24,459,301
                                      -------------------      -------------------                             -------------------

   Gross profit                                 8,403,363                3,610,879                                      12,014,242
                                      -------------------      -------------------                             -------------------

Salaries                                        3,150,751                  638,456                                       3,789,207
Selling, general and
administrative expense                          1,826,278                1,422,280              583,231 (a)              3,831,789

                                      -------------------      -------------------                             -------------------

   Total operating expense                      4,977,029                2,060,736                                       7,620,996
                                      -------------------      -------------------                             -------------------

   Operating income                             3,426,334                1,550,143                                       4,393,246

Other income                                          200                    3,164                                           3,364

Interest income (expense), net                    152,911                  (35,029)            (24,900) (b)               (674,518)
                                                                                              (542,500) (c)
                                                                                              (225,000) (d)
                                      -------------------      -------------------                             -------------------

Income before taxes                             3,579,445                1,518,278                                       3,722,092
Provision for income taxes                      1,300,000                   46,398             (13,090) (e)              1,333,308
                                      -------------------      -------------------                             -------------------

Net income                                      2,279,445                1,471,880                                       2,388,784
                                      ===================      ===================                             ===================


Net income per common and common equivalent share *:

   Basic                                                                                                      $                .56
                                                                                                               ===================
   Diluted                                                                                                    $                .45
                                                                                                               ===================

Weighted average number of common and common equivalent shares outstanding *:

   Basic                                        3,590,935                        0             704,795  (f)              4,295,730
                                      ===================      ===================                             ===================
   Diluted                                      4,587,106                        0             706,732  (f)              5,293,838
                                      ===================      ===================                             ===================

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

Notes to the Pro Forma Combined Income Statement


(a) Amortization of goodwill from the acquisition being amortized over 25 years on a straight-line basis.

(b) Amortization of deferred financing cost from the acquisition being amortized over five years on a straight-line basis.

(c) Interest expense reflects an estimated 7 - 3/4% rate per annum on loans incurred in the acquisition.

(d) Interest expense at the rate of 9% on $2,500,000 subordinated note issued as a part of the purchase price of the acquisition.

(e) Adjustment reflects the estimated effective tax rate for federal state and local taxes of the combined companies. At December 31, 1997 Optimum Group, Inc. was an S corporation for federal and state income tax purposes and accordingly was not subject to federal income taxes.

(f)  Shares issued in the acquisition.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June __, 1998


                                    INMARK ENTERPRISES, INC.
                                    ------------------------
                                    (Registrant)



                                    By: /s/ Donald A. Bernard
                                    Donald A. Bernard,
                                    Executive Vice President and
                                    Chief Financial Officer



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